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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 16, 1997
               (Date of Report - Date of earliest event reported)

                                     1-12282
                             Commission File Number

                             CORRPRO COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

               OHIO                                      34-1422570
  (State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                     Identification No.)

                    1090 ENTERPRISE DRIVE, MEDINA, OHIO 44256
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 723-5082



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
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On July 16, 1997, Corrpro Companies, Inc. ("the Company") acquired all the outstanding shares of capital stock of Cathodic Protection Services Company ("CPS"), pursuant to the terms of a Stock Purchase Agreement dated June 4, 1997 as amended July 16, 1997. CPS was previously owned 75% by Offshore
Logistics, Inc. ("OLOG") and 25% by Curran Holdings, Inc. ("CHI"). OLOG and CHI are collectively referred to as "the Sellers."

CPS, which is headquartered in Houston, Texas, provides materials and services for the evaluation, design, installation and maintenance of cathodic protection systems. It currently operates out of 10 offices that are located primarily in the southwest United States.

The purchase price was $15 million in an all cash transaction including the repayment in full of certain indebtedness and management fees owed by CPS to its Senior lenders and the Sellers. Under the terms of the Stock Purchase Agreement, the Company paid to the Sellers $7,457,000 at the closing and deposited $750,000 into an escrow fund to be held as security for Seller's indemnification obligations under the Stock Purchase Agreement. In addition, at close, the Company paid $4,690,000 to CPS' Senior lender as repayment of all indebtedness owed to such lender and $2,103,000 to the Sellers as repayment of all indebtedness and management fees owed to the Sellers. The Stock Purchase Agreement provides for a post-closing purchase price adjustment based on any differences in CPS' working capital, as defined, between March 31, 1997 and June 30, 1997.

The acquisition was financed using proceeds from the Company's new five-year, $55 million domestic credit facility with PNC Bank NA, Bank One NA and National City Bank. The credit facility consists of a $35 million revolver and a $20 million term loan.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
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                  (a)      Financial statements of business acquired.

                           Not required.

                  (b)      Pro forma financial information.

                           Not required.

                  (c)      Exhibits.

                           2.1 Stock Purchase Agreement dated June 4, 1997 by Corrpro Companies, Inc., Harco Offshore, Inc., Airlog International, Inc., Curran Holdings, Inc., and Offshore Logistics, Inc.

                           2.2 Amendment to Stock Purchase Agreement dated July 16, 1997.



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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CORRPRO COMPANIES, INC.
                                                        (Registrant)

Date: July 31, 1997
                                                   /s/ Neal R. Restivo
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                                                       Neal R. Restivo
                                                    Senior Vice President
                                                 and Chief Financial Officer



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